UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2018

GENER8 MARITIME, INC.

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34228	66 071 6485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 2nd Floor New York, NY (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (212) 763-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2018, Gener8 Maritime, Inc. (the “Company”) and certain of its subsidiaries entered into waiver agreements with Nordea Bank AB (publ), New York Branch (the “Agent”) and various lender parties in connection with (i) the $581,000,000 credit agreement, dated as of September 3, 2015 (as amended by Amendment No. 1, dated as of December 15, 2016 and as further amended, restated, supplemented and/or modified from time to time, the “Refinancing Credit Agreement”), among Gener8 Maritime Subsidiary II Inc., as borrower, the Company, as parent, the lenders party thereto from time to time and the Agent, as facility agent for the lenders; (ii) the $963,743,455 Facility Agreement, dated as of August 31, 2015 (as amended by Amendment No. 1, dated as of October 20, 2016, Amendment No. 2, dated as of March 24, 2017, Amendment No. 3, dated as of June 1, 2017 and as further amended, restated, supplemented and/or modified from time to time, the “Kexim Facility Agreement”), among Gener8 Maritime Subsidiary VIII Inc., as borrower, Gener8 Maritime Subsidiary V, as shareholder, the Company, as parent guarantor, the guarantors party thereto, the lenders party thereto and the Agent, as facility agent for the lenders and (iii) the $385,227,495 Facility Agreement, dated as of November 30, 2015 (as supplemented by the Supplemental Agreement, dated as of December 28, 2015, amended and restated by the Amending and Restating Deed, dated as of June 29, 2016, supplemented by the Second Supplemental Agreement, dated as of November 8, 2017 and as further amended, restated, supplemented and/or modified from time to time, the “Sinosure Facility Agreement”), among Gener8 Maritime Subsidiary VII Inc., as borrower, the Company, as parent guarantor, the guarantors party thereto, the lenders party thereto and the Agent, as facility agent for the lenders.

Under the waiver agreement in connection with the Refinancing Credit Agreement, the required lenders agreed to waive, subject to certain conditions, the requirement that the Company maintain an interest expense coverage ratio of not less than 2.50:1.00 for the test period ending on March 31, 2018. Further, if the Company’s merger with Euronav NV and Euronav MI Inc. is consummated, the waiver agreement shall be automatically extended to include the subsequent test period ending on June 30, 2018.

Under the waiver agreements in connection with the Kexim Facility Agreement and Sinosure Facility Agreement, the required lenders agreed to waive, subject to certain conditions, the requirement that the Company maintain an Interest Expense Coverage Ratio of not less than 2.50:1.00 for the test period ending on March 31, 2018.

The description of the waiver agreements in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the waiver agreements, copies of which are filed as exhibits hereto and are incorporated into this Form 8-K by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated into this Item 2.03 by reference.

Additional Information and Where to Find It

In connection with the proposed transaction between Gener8 and Euronav, Gener8 and Euronav intend to file relevant materials with the SEC, including a Euronav registration statement on Form F-4 that includes a proxy statement of Gener8 and that also constitutes a prospectus of Euronav. The definitive proxy statement/prospectus will be delivered to shareholders of Gener8. INVESTORS AND SECURITY HOLDERS OF GENER8 AND EURONAV ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GENER8, EURONAV AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Gener8 and Euronav through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Gener8 (when available) will be available free of charge on Gener8’s internet website at www.gener8maritime.com. Copies of the documents filed with the SEC by Euronav (when available) will be available free of charge on Euronav’s internet website at www.euronav.com.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder. However, Gener8, Euronav, their respective directors and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Gener8 and Euronav shareholders in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC and other relevant documents to be filed with the SEC. Information about the directors and executive officers of Gener8 and Euronav is set forth in the proxy statement/prospectus, Gener8’s Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on April 30, 2018 and Euronav’s Annual Report on Form 20-F for the year ended December 31, 2017 filed with the SEC on April 17, 2018. These documents will be available free of charge from the sources indicated above.

Non-Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

10.1	Kexim Facility Waiver

10.2	Sinosure Facility Waiver

10.3	Refinancing Facility Waiver

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Gener8 Maritime, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENER8 MARITIME, INC.

/s/ Leonard J. Vrondissis
Leonard J. Vrondissis
Chief Financial Officer, Secretary and Executive Vice President

DATE:   May 3, 2018